                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-47188, 33-55618, 33-86174 and 33-60595.



                                                   /s/ Arthur Andersen LLP


Memphis, Tennessee
March 26, 1997